                                                                      EXHIBIT 21

                        HILTON HOTELS CORPORATION ("HHC")

                   SUBSIDIARIES, JOINT VENTURES AND AFFILIATES


                          A. WHOLLY OWNED SUBSIDIARIES


                                                                       State or Country
         Name                                                          of Incorporation
         ----                                                          ----------------
90210 Corporation                                                      Delaware
Aloma, Inc. (29)                                                       Delaware
Arizona DTM Florida, Inc. (32)                                         Florida
Arizona DTM Pasadena (32)                                              California
ATM Hotels Pty. Limited     (6)                                        Australia
Bally's Grand Property Sub I, Inc. (7)                                 Nevada
Boise-Red Lion/Downtowner, Inc. (30)                                   Idaho
Buckleigh, Inc.(23)                                                    Delaware
Capital Hilton, L.L.C. (15)                                            New York
Compass, Inc. (23)                                                     Tennessee
Compri Realty Corporation No.1 (35)                                    Arizona
Compris Hotel Corporation (33)                                         Delaware
Conrad International (Belgium) Corporation (4)                         Nevada
Conrad International (Cairo) Corporation (4)                           Nevada
Conrad International Corporation (3)                                   Nevada
Conrad International (Egypt) Corporation (2) (4)                       Nevada
Conrad International (Indonesia) Corporation (2) (4)                   Nevada
Conrad International (Spain) Corporation (2) (4)                       Nevada
Conrad International (Thailand) Corporation (2) (4)                    Nevada
Conrad International (Thailand) Limited (4)                            Thailand
Conrad International Hotels (HK) Ltd. (4)                              Hong Kong
Conrad International Hotels Limited (2) (4)                            Ireland
Conrad International Investment (Jakarta) Corporation (4)              Nevada
Conrad International Management Services (Singapore) Pte Ltd (4)       Singapore
Conrad International Services (11)                                     Belgium
Destination Resorts, Inc. (13)                                         Arizona
DFW Bevco, Inc. (10)                                                   Texas
DFW Hilton, Inc. (13)                                                  Nevada
Doubletree Corporation (18)                                            Delaware
Doubletree Hotel Systems, Inc. (21)                                    Arizona
Doubletree Hotel Ventures, Inc. (35)                                   Arizona
Doubletree Hotels Corporation (19)                                     Arizona
Doubletree, Inc. of California (35)                                    Arizona
Doubletree of Phoenix, Inc. (20)                                       Delaware
DT Investments, Inc. (35)                                              Arizona
DT Management, Inc. (21)                                               Arizona
DT Real Estate, Inc. (21)                                              Arizona
DTM Antlers, Inc. (1) (32)                                             Arizona
DTM Atlanta/Legacy, Inc. (36)                                          Arizona
DTM Burlingame, Inc. (32)                                              Arizona


                                                                       State or Country
Name                                                                   of Incorporation
----                                                                   ----------------
DTM Cambridge, Inc. (32)                                               Massachusetts
DTM Coconut Grove, Inc. (32)                                           Arizona
DTM Largo, Inc. (32)                                                   Arizona
DTM Maryland, Inc. (32)                                                Arizona
DTM Nashville, Inc. (32)                                               Arizona
DTM Oklahoma, Inc. (32)                                                Arizona
DTM Palm Springs, Inc. (1) (32)                                        Arizona
DTM Salt Lake City, Inc. (32)                                          Utah
DTM Santa Clara, Inc. (32)                                             Arizona
DTM St. Louis, Inc. (32)                                               Arizona
DTM Tampa, Inc. (32)                                                   Florida
DTM Tulsa, Inc. (32)                                                   Arizona
DTM Ventura, Inc. (32)                                                 Arizona
DTM Walnut Creek, Inc. (32)                                            Arizona
DTR Cambridge, Inc. (35)                                               Arizona
DTR FCH Holdings, Inc. (35)                                            Arizona
DTR Independence, Inc. (36)                                            Arizona
DTR North Canton, Inc. (36)                                            Arizona
DTR PAH Holding, Inc. (36)                                             Arizona
DTR RFS Lessee, Inc. (34)                                              California
DTR San Antonio, Inc. (36)                                             Arizona
DTR Sonoran Holding, Inc. (35)                                         Arizona
DTR TM Holdings, Inc. (35)                                             Arizona
DTR West Montrose, Inc. (36)                                           Arizona
EJP Corporation (23)                                                   Delaware
Embassy Development Corporation (23)                                   Delaware
Embassy Equity Development Corporation (23)                            Delaware
Embassy Memphis Corporation (23)                                       Tennessee
Embassy Pacific Equity Corporation (23)                                Delaware
Embassy Suites Club No. 1, Inc.(23)                                    Kansas
Embassy Suites Club No. Two, Inc.(23)                                  Texas
Embassy Suites Club No. Three, Inc. (23)                               Louisiana
Embassy Suites (Isla Verde), Inc. (23)                                 Delaware
Embassy Suites (Puerto Rico), Inc. (23)                                Delaware
Embassy Syracuse Development Corporation (26)                          Delaware
Embassy Vacation Resorts, Inc. (23)                                    Delaware
EPAM Corporation (23)                                                  Delaware
ESI Development, Inc. (23)                                             Delaware
ESI Mortgage Development Corporation (23)                              Delaware
ESI Mortgage Development Corporation II (23)                           Delaware
GOL Texas, Inc. (24)                                                   Texas
Grand Vacations Realty, LLC (16)                                       Delaware
Grand Vacations Title, LLC (17)                                        Delaware
Guest Quarters Services Corporation (38)                               Illinois
Hampton Inns, Inc. (23)                                                Delaware
Hapeville Investors, LLC                                               Delaware
Harbor Hotel Corporation (37)                                          Delaware
Harrison Conference Associates, Inc. (20)                              Delaware
Harrison Conference Center of Glen Cove, Inc. (29)                     New York
Harrison Conference Center of Lake Bluff, Inc. (29)                    Illinois


                                                                       State or Country
Name                                                                   of Incorporation
----                                                                   ----------------
Harrison Conference Food Services of New Jersey, Inc. (29)             New Jersey
Harrison Conference Services, Inc. (28)                                New York
Harrison Conference Services of Boston, Inc. (29)                      Massachusetts
Harrison Conference Services of Connecticut, Inc. (29)                 Connecticut
Harrison Conference Services of Florida, Inc. (29)                     Florida
Harrison Conference Services of Illinois, Inc. (29)                    Illinois
Harrison Conference Services of Massachusetts, Inc. (29)               Massachusetts
Harrison Conference Services of North Carolina, Inc. (29)              North Carolina
Harrison Conference Services of Princeton, Inc. (29)                   New Jersey
Harrison Conference Services of Wellesley, Inc. (29)                   Massachusetts
Harsa, Inc. (28)                                                       Delaware
HHV Holdings II LLC (40)                                               Nevada
Hilton Chicago Corporation (13)                                        Nevada
Hilton Dallas, Inc. (13)                                               Nevada
Hilton D.C. Corporation                                                Nevada
Hilton Employee Relief Fund                                            California
Hilton Equipment Corporation (12)                                      Delaware
Hilton Finance Corporation (12)                                        Nevada
Hilton Grand Vacations Club, LLC (16)                                  Delaware
Hilton Grand Vacations Company, LLC (16)                               Delaware
Hilton Grand Vacations Development Company- Las Vegas, LLC             Nevada
Hilton Hawaii Corporation (13)                                         Delaware
Hilton Hawaiian Village LLC (39)                                       Hawaii
Hilton Holdings, Inc.                                                  Nevada
Hilton Hospitality, Inc. (12)                                          Nevada
Hilton Hotels Partners I, LLC                                          Delaware
Hilton Hotels Partners II, LLC                                         Delaware
Hilton Hotels U.S.A., Inc.                                             Delaware
Hilton Illinois Corp. (7)                                              Nevada
Hilton Illinois Holdings, Inc. (13)                                    Delaware
Hilton Inns, Inc. (12)                                                 Delaware
Hilton Insurance Corporation (12)                                      Vermont
Hilton Kansas City Corporation                                         Missouri
Hilton Michigan Avenue Corporation (14)                                Delaware
Hilton New York Corporation (13)                                       Nevada
Hilton Real Estate Holdings, Inc.                                      Delaware
Hilton Recreation, Inc. (13)                                           Delaware
Hilton Resorts Corporation                                             Delaware
Hilton Resorts Holding Corp.                                           Delaware
Hilton San Diego Corporation (13)                                      California
Hilton Suites, Inc. (13)                                               Delaware
Hilton Systems, LLC                                                    Delaware
Hilton Texas, Inc. (13)                                                Nevada
Hilton Washington Corporation                                          New York
HKC Advertising, Inc.  (5)                                             Missouri
HKC Partners, Inc.                                                     Missouri
Hosco Corporation (20)                                                 Arizona
Houston Airport Doubletree, Inc. (35)                                  Texas
Hotel Clubs of Corporate Woods, Inc. (21)                              Kansas


                                                                       State or Country
Name                                                                   of Incorporation
----                                                                   ----------------
Hotels Statler Company, Inc. (13)                                      Delaware
Innco Corporation (20)                                                 Arizona
InnVision, LLC                                                         Delaware
Kenner Investors, LLC                                                  Delaware
Kingston Plantation Hotel Management Company (25)                      Delaware
Old Town Hotel Corp. (23)                                              Delaware
Pacific Hotels, Inc. (23)                                              Tennessee
PHI Alpharetta, L.L.C. (23)                                            Delaware
PHI Austin, L.L.C. (23)                                                Delaware
PHI Dallas, L.L.C. (23)                                                Delaware
PHI Dulles, L.L.C. (23)                                                Delaware
PHI Las Vegas, L.L.C. (23)                                             Delaware
Promus BPC Corporation (23)                                            Delaware
Promus Hotel Corporation                                               Delaware
Promus Hotel Services, Inc. (23)                                       Delaware
Promus Hotels Florida, Inc. (23)                                       Delaware
Promus Hotels Minneapolis, Inc. (23)                                   Delaware
Promus Hotels, Inc. (22)                                               Delaware
Promus/Kingston Development Corporation (23)                           Delaware
Promus Operating Company, Inc. (18)                                    Delaware
Red Lion Hotel Systems, Inc. (30)                                      Arizona
Red Lion Hotels, Inc. (19)                                             Delaware
Red Lion Properties, Inc. (30)                                         Delaware
RFS Hotel Investors, Inc. (31)                                         Delaware
RFS Leasing, Inc. (31)                                                 Tennessee
RFS, Inc. (19)                                                         Tennessee
SALC, Inc. (30)                                                        Texas
Samantha Hotel Corporation (19)                                        Delaware
Scottsdale Plaza Doubletree, Inc. (35)                                 Arizona
Southfield Hotel Management, Inc. (1) (26)                             Florida
Suite Life, Inc. (27)                                                  Delaware
Tarsa, Inc. (1) (28)                                                   New York
The Boise Red Lion Motor Inn, Inc. (30)                                Delaware
TUK Inns, Inc. (35)                                                    Washington
Washington Hilton, L.L.C. (8)                                          New York
Ziwa Insurance, Inc. (22)                                              Connecticut
------------------------------------------------------------------------------------

(1)  Inactive.

(2)  Nameholding company.

(3)  Wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(4) Wholly owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(5) Wholly owned by Hilton Kansas City Corporation, which is wholly owned by HHC.

(6)  50%-owned by Promus Hotels, Inc., and 50%-owned by Pacific Hotels, Inc.

(7) Wholly owned by Hilton Illinois Holdings, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(8) 50.05% owned by Hilton Washington Corporation, which is wholly-owned by HHC, and 49.95% owned by Hilton D.C. Corporation, which is wholly owned by HHC.

(9) Hilton New York Corporation is the sole member of this limited-liability company.

(10) Wholly owned by Hilton Dallas, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly owned by HHC.

(11) .04% (four-one-hundredths of one percent) owned by HHC, and 99.96% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(12) Wholly owned by 90210 Corporation, which is wholly owned by HHC.

(13) Wholly owned by Hilton Holdings, Inc., which is wholly owned by HHC.

(14) 40.24% owned by Hilton Illinois Corp., which is wholly-owned by Hilton Illinois Holdings, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC; and 59.76% owned by Hilton Chicago Corporation, which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(15) 50.05% owned by HHC, and 49.95% owned by Hilton D.C. Corporation, which is wholly owned by HHC.

(16) Wholly-owned by Hilton Resorts Corporation, which is wholly-owned by HHC.

(17) Wholly-owned by Grand Vacations Realty, LLC, which is wholly-owned by Hilton Resorts Corporation, which is wholly-owned by HHC.

(18) Wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(19) Wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(20) Wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(21) Wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(22) Wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(23) Wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(24) Wholly-owned by Hampton Inns, Inc., which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(25) Wholly-owned by Buckleigh, Inc., which is wholly-owned by Promus Hotels, Inc., which is wholly- owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(26) Wholly-owned by Embassy Equity Development Corporation, which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by

     Promus Hotel Corporation, which is wholly-owned by HHC.

(27) Wholly-owned by EJP Corporation, which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(28) Wholly-owned by Harrison Conference Associates, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(29) Wholly-owned by Harrison Conference Services, Inc., which is wholly-owned by Harrison Conference Associates, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(30) Wholly-owned by Red Lion Hotels, Inc., which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(31) Wholly-owned by RFS, Inc., which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(32) Wholly-owned by DT Management, Inc., which is wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(33) Wholly-owned by Doubletree Hotel Systems, Inc., which is wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(34) Wholly-owned by Compris Hotel Corporation, which is wholly-owned by Doubletree Hotel Systems, Inc., which is wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(35) Wholly-owned by DT Real Estate, Inc., which is wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(36) Wholly-owned by DTR Sonoran Holding, Inc., which is wholly-owned by DT Real Estate, Inc., which is wholly-owned by Doubletree of Phoenix, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(37) Wholly-owned by Samantha Hotel Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(38) Wholly-owned by Doubletree Partners, which is 60%-owned by Samantha Hotel Corporation, and 40%-owned by Doubletree Corporation.

(39) 96.08% owned by HHC, and 3.92% owned by Hilton Recreation, Inc.

(40) 100% owned by Hilton Hawaiian Village LLC, which is 96.08% owned by HHC, and 3.92% owned by Hilton Recreation, Inc.

                         B. PARTIALLY OWNED SUBSIDIARIES


                                                       %              State or Country
      Name                                         Ownership          of Incorporation
      ----                                         ---------          ----------------
349 West 53rd Street Realty Corp. (1) (4)       See (4) below.           New York

Arlington Hotel Co.                                  51                  Arizona

Betty MacWilliam & Company (1)                       49                  Texas

Boise Beverage Corporation                           50                  Idaho

Candlewood Hotel Company, Inc.                       28.7                Delaware

Club Mack Opco, LLC                                  50                  Delaware

Doubletree de Mexico, S.A. de C.V.                   50                  Mexico

DTR Boston Heights, Inc.                             80                  Arizona

DTR Houston, Inc.                                    80                  Arizona

Earlsfort Centre Hotel Proprietors Limited (2)       14.7                Ireland

FCH/DT Hotels, L.L.C.                                10                  Delaware

FCH/DT Leasing, L.L.C.                               50                  Delaware

HHC/PTC, LLC (3)                                     75                  Delaware

Hilton HHonors Worldwide, L.L.C. (6)                 50                  Delaware

Hilton Marketing Worldwide, L.L.C. (6)               50                  Delaware

Hilton Reservations Worldwide, L.L.C. (6)            50                  Delaware

Intermediate MD Property Company (5)             See (5) below.          Maryland

International Company for
  Touristic Investments, S.A.E. (7)                  10                  Egypt

Louisville Club Opco, L.L.C.                         15                  Delaware

LSA Club One, Inc.                                   49                  Delaware

MeriTex, LLC (8)                                 See (8) below.          Delaware

Norwalk Club Opco, L.L.C.                            15                  Delaware


                                                       %              State or Country
      Name                                         Ownership          of Incorporation
      ----                                         ---------          ----------------
Oakbrook Hilton Suites and
Garden Inn LLC (9)                                   50                  Illinois

On Command Corporation                               8.2                 Delaware

Praedium II, Largo Associates, L.L.C.                20                  Maryland

Praedium II San Antonio, L.P.                        20                  Texas

Promus/FCH Condominium Company, LLC                  50                  Delaware

Promus/FCH Development Company, LLC                  50                  Delaware

P.T. Jakarta International Artha (10)                10                  Indonesia

Red Lion/Riverfront, L.L.C.                          10                  Delaware

RW Motels, Ltd.                                      25                  Texas

VRLB, Inc.                                           4.5                 Montana

Windsor Casino Financial Limited (11)                50                  Ontario, Canada

Windsor Casino Limited (11)                          50                  Ontario, Canada

Windsor Casino Supplies Limited (11)                 50                  Ontario, Canada

Yeditepe Beynelmilel Otelcilik                       25                  Turkey
Turizm Ve Ticaret, A.S.
("Seven Hills International Hotels,
Tourism and Trade, A.S.")  (12)

Ziwa Insurance, Inc.                                 4.5                 Vermont
------------------------------------------------------------------------------------

(1)  Inactive corporation.

(2) 14.7% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(3) 75% owned by Destination Resorts, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC; and 25% owned by Pointe Tapatio Resort Properties No. 1 Limited Partnership.

(4) Wholly owned by the New York Hilton Joint Venture, which is 50.5% owned by Hilton Hotels Corporation, and 49.5% owned by Hilton New York Corporation.

(5)  HHC owns 100% of the issued and outstanding common (Class A) shares.

(6)  The remaining ownership interest is held by Hilton International Co.

(7) 10% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(8) HHC owns 100% of the issued and outstanding Class B (equity) shares. P & O, Inc. owns 100% of the issued and outstanding Class A (managing) shares.

(9) 50% owned by Hilton Suites, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC; and 50% owned by Martinique-Drury Lane Oakbrook Partnership.

(10) 10% owned by Conrad International Investment (Jakarta) Corporation, which is wholly owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(11) 50% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(12) 25% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

                                C. JOINT VENTURES


                                                                 %              State or Country
      Name                                                   Ownership          of Incorporation
      ----                                                   ---------          ----------------

Avenue Louise Hotel Partners S.N.C. (1)                        100                  Belgium

Bakersfield Red Lion Motor Inn                                  66.7               California

BHH Management Associates (11)                                  99                Massachusetts

Corporate Associates - Atlanta Limited Partnership              13.78               Arizona

Corporate Associates - Boise Limited Partnership                13.33               Arizona

Corporate Associates - Newport Limited Partnership (11)         13.33               Arizona

Custom House Hotel, L.P.                                         2.11              Missouri

DDP Partners, L.P.                                               5.54              Tennessee

Destination Resort Affiliates (3)                               50                  Arizona

DFW Hilton Hotel Limited Partnership (4)                       100                   Texas

Doubletree Partners                                            100                  Delaware

DTR Limited Partnership                                        100                  Arizona

Embassy Akers Venture                                           50                  Delaware

Embassy LaJolla Partners Limited Partnership                    10                  Delaware

Embassy/Shaw Rochester Venture                                  50                  Delaware

EPT Austin L.P.                                                 50                  Delaware

EPT Atlanta Perimeter Center L.P.                               50                  Delaware

EPT Covina L.P.                                                 50                  Delaware

EPT Kansas City L.P.                                            50                  Delaware

EPT Meadowlands L.P.                                            50                  Delaware

EPT Overland Park L.P.                                          50                  Delaware

EPT Raleigh L.P.                                                50                  Delaware

EPT San Antonio L.P.                                            50                  Delaware


                                                     %                 State or Country
      Name                                       Ownership             of Incorporation
      ----                                       ---------             ----------------
Felcor Suites L.P.                                   2.53                  Delaware

Fess Parker - Red Lion Hotel                        49.09                 California

Flamingo Hilton Riverboat Casino, L.P. (5)         100                     Missouri

FCH/DT BWI Holdings, L.P.                          100                     Delaware

Glendale Red Lion Hotel                             75                    California

Global Resort Partners (6)                          13.34                   Hawaii

GOL Columbia L.P.                                  100                     Delaware

Granada Royale Hometel-West L.P.                    50.003                 Delaware

Granada Royale Hometel-Tucson L.P.                  65                     Delaware

Hapeville Hotel Limited Partnership (7)            100                     Delaware

Highland Plaza Partners, L.P.                        5                    Tennessee

Hospitality Capital Group                           33.33                  Delaware

Hotel Equities Co.                                   2.1                    Arizona

Hotel Properties- Boise                             50                      Arizona

Hotel Properties- Newport (11)                      61                      Arizona

Hutton Centre Hotel Associates                      30.5                  California

International Rivercenter Partnership               67.4                   Louisiana

Kenner Hotel Limited Partnership (8)               100                     Delaware

King Street Station Hotel Associates, L.P.          50                     Delaware

MHV J.V                                             50                     Delaware

New Orleans International Hotel                     26.33                  Louisiana

New Orleans Rivercenter                             38.75                  Louisiana

New York Hilton Joint Venture (9)                  100                     New York


                                                       %              State or Country
      Name                                         Ownership          of Incorporation
      ----                                         ---------          ----------------
Ontario Red Lion Motor Inn                            66.7               California

Pacific Market Investment Company                     50                  Delaware

PAH-DT Allen Partners, LP                             15                  Delaware

PAH-DT Chicago/O'Hare Partners, LP                    10                  Delaware

PAH-DT Miami Airport Partners, L.P.                   10                  Delaware

PAH-DT Minneapolis Suites Partners, L.P.              10                  Delaware

PAH-DT Park Place Partners, L.P.                      10                  Delaware

PAH-DT Tallahassee Partners, L.P.                     10                  Delaware

Promus/Felcor Lombard L.P.                            50                  Delaware

Promus/Felcor Parsippany L.P.                         50                  Delaware

Promus/Felcor San Antonio Joint Venture               50                  Delaware

Red Lion La Posada                                   100                  Arizona

Red Lion Orange County Partners, L.P.                 51                  California

San Francisco Hilton, L.P. (10)                      100                  California

Santa Barbara Red Lion Hotel                         100                  California

SES/DC Venture                                        25                  Delaware

SF Partners                                           2.5                 Delaware

Southcenter Motor Hotel, Ltd.                        20.2                 Washington

Thayer Hotel Investors II, L.P.                       4.35                Delaware

THI Metairie, L.P.                                    4.35                Delaware

THI Oceanfront, L.P.                                  4.35                Delaware

THI Plantation, L.P.                                  4.35                Delaware

THI Rockville, L.P.                                   4.35                Delaware

THI Skokie, L.P.                                      4.35                Delaware

THI Somerset, L.P.                                    4.35                Delaware

Tucson Hotel Equity Limited Partnership               49.9                Arizona

Valencia Hotel Joint Venture (2)                       25                 California

Village Motor Inn                                      50                 Montana
------------------------------------------------------------------------------------

                                     12

(1) 50% of this partnership is owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC. The remaining 50% is owned by Conrad International (Belgium) Corporation, which is wholly owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by HHC.

(2) 25% owned by Hilton Inns, Inc., which is wholly owned by 90210 Corporation, which is wholly-owned by HHC.

(3) 50% of this joint venture is owned by Destination Resorts, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(4) 99% owned by DFW Hilton Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly owned by HHC; and 1% owned by Hilton Texas, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(5) 90% of this partnership is owned by Hilton Kansas City Corporation, which is wholly owned by HHC. The remaining 10% is owned by HKC Partners, Inc., which is wholly owned by HHC.

(6) 13.34% owned by Hilton Recreation, Inc., which is wholly owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(7) 1% owned by Hilton Hotels Partners II, LLC (the general partner), and 99% owned by Hapeville Investors, LLC (the limited partner.) Both the general and limited partners are wholly owned by HHC.

(8) 1% owned by Hilton Hotels Partners I, LLC (the general partner), and 99% owned by Kenner Investors, LLC (the limited partner.) Both the general and limited partners are wholly owned by HHC.

(9) 50.5%-owned by HHC, and 49.5%-owned by Hilton New York Corporation, which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(10) 50.25% owned by HHC, and 49.75% owned by Hilton Hospitality, Inc., which is wholly owned by 90210 Corporation, which is wholly-owned by HHC.

(11) Inactive.


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

                                  D. AFFILIATES

1. The following are special purpose corporations formed in connection with the operation of beverage service at particular hotels. HHC does not directly or indirectly own any of the shares of these corporations.


                                                             State of
         Name of Corporation                               Incorporation
         -------------------                               -------------
Dallas DBLT Club                                           Texas
Hilton Beverage Corporation                                Louisiana
New Orleans Hilton Beverage Corporation                    Louisiana
Tapas Corporation                                          Utah

2. The following nonprofit corporation serves as the owner of the health club at the Washington Hilton & Towers. It is owned by the members of that hotel's health club. HHC does not have any direct or indirect ownership interest in this corporation.


                                                             State of
         Name of Corporation                               Incorporation
         -------------------                               -------------
     Washington Hilton Racquet Club                     District of Columbia






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